Select S&P Industrial Portfolio	Series 01A [ 3/12/2001 - Current Offering ] | cusip: 29471T832
Fund Overview
As of March 16, 2001
Closing NAV: 0.93256	Previous Close: 0.95154	Change: -0.01898	% Change: -1.99466%

The Objective:
The Select S&P Industrial Portfolio selects stocks from the S&P Industrial Index for a combination of value, capital appreciation potential and current dividend income.

The Strategy:
This value-oriented Portfolio seeks total return through a contrarian strategy of selecting 15 Index stocks with high dividend yields and holding them for about one year.

The Select S&P Industrial Portfolio is based on a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. At that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results. Investors should consider their ability to pursue investing in successive portfolios.

Offered By: This portfolio is offered by Merrill Lynch (IND01A), Salomon Smith Barney (SPI01A), Morgan Stanley Dean Witter (SPIN01A); Special Dealer - PaineWebber (IND01A).
Portfolio Holdings
Dividend information for the securities listed below is available in the prospectus for this Fund.

The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Friday, March 16, 2001
Security	Symbol	Price	% of Portfolio
Conagra Foods, Inc.	CAG	19.27	7.07
ALLTEL Corporation	AT	52.40	6.89
Albertson s, Inc.	ABS	27.57	6.83
The Clorox Company	CLX	32.31	6.82
Pitney Bowes, Inc.	PBI	34.24	6.81
Textron, Inc.	TXT	56.70	6.76
Abbott Laboratories	ABT	45.00	6.74
Newell Rubbermaid, Inc.	NWL	27.43	6.71
May Department Stores Company	MAY	37.76	6.70
PPG Industries Inc.	PPG	49.90	6.56
Avon Products, Inc.	AVP	38.92	6.55
Johnson Controls, Inc.	JCI	62.42	6.49
Emerson Electric Company	EMR	61.78	6.42
Bristol-Myers Squibb Company	BMY	56.15	6.35
Rohm & Haas Company	ROH	32.66	6.29

Selection Methodology:

Through a disciplined four-part screening process, the Select S&P Industrial Portfolio looks for potential values in the equity market.
  Defining the Universe: We begin with the S&P Industrial Index, a subset of the S&P 500 Index, which includes only industrial stocks. We then remove any stocks that are also in the Dow Jones Industrial Average (DJIA).
  Quality Screen: We only consider stocks that are ranked "A+" or "A" by Standard & Poor's Earnings and Dividend Ranking for Common Stock. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from "A+" for the highest ranked stocks to "D" for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds and are not intended to predict stock price movements.
  Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less-liquid issues.
  Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group, we select the 15 highest dividend-yielding stocks for the Portfolio, whose prices may be undervalued.

Past Performance of Prior Series
Performance From Inception Through December 31, 2000 Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Annualized Return	Offer to End Date	Annualized Return
Series A	1/22/97	27.51%	6.36%	2/17/99 - 3/24/00	-19.41%
Series B	2/24/97	24.43%	5.84%	3/29/99 - 4/28/00	-19.95%
Series C	4/21/97	29.20%	7.17%	5/3/99 - 6/2/00	-19.06%
Series D	6/9/97	11.89%	3.20%	6/21/99 - 7/21/00	-23.06%
Series E	7/21/97	7.85%	2.21%	8/2/99 - 9/1/00	-19.64%
Series F	9/8/97	25.18%	7.01%	9/20/99 - 10/20/00	-8.80%
Series G	10/20/97	11.69%	3.51%	11/1/99 - 12/11/00	-5.04%
Series H	12/2/97	15.03%	4.65%	12/14/98 - 1/14/00	-10.68%
Series J	1/8/98	12.86%	4.14%	1/11/99 - 2/11/00	-25.77%

Past performance is no guarantee of future results. Unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. These pre-tax returns represent changes in unit price plus reinvestment of any distributions, divided by the initial offer price, and reflect deduction of maximum applicable sales charges and expenses. "Performance From Inception" returns differ from "Most Recently Completed Portfolio" returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.221% of net assets)	$2.19

Estimated Organization Costs	$1.34

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you seek a combination of current dividend income and capital appreciation. You may benefit from a screened portfolio of 15 different equities. It may not be appropriate for investors seeking capital preservation or high current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio is designed for investors who can assume the risks associated with equity investments.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained, that the unit price will not decrease or that this Portfolio will outperform any of the indices.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. The Portfolio is designed for investors who can assume the risks associated with equity investments.

These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.

Stocks in this Portfolio were chosen for characteristics such as value and quality, which may be at odds with those of the stocks driving the market at any given time.

This Portfolio does not reflect the research opinions or buy or sell recommendations of any of the Sponsors.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Four (4) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).

As such, your investment will increase each distribution period.

Because distributions are based in part on the size of your investment, these payments may increase proportionately.

Distributions are not guaranteed, and your principal value may increase or decrease.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | PaineWebber (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.

"Standard & Poor's ® ", "S &P ® " and "S&P 500 ® " are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Fund is not sponsored, managed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The name "Dow Jones Industrial Average" (DJIA) is the property of Dow Jones & Company, Inc.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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